
                                                                                                                 EXHIBIT 99

                                              SOUTHWEST GAS CORPORATION
                                            SUMMARY STATEMENTS OF INCOME
                                      (In thousands, except per share amounts)
                                                     (Unaudited)

                                                                THREE MONTHS ENDED                     YEAR ENDED
                                                                   DECEMBER 31,                       DECEMBER 31,
                                                           ------------------------------     ------------------------------
                                                               1999            1998               1999            1998
                                                           -------------   --------------     -------------   --------------
Gas operating revenues                                     $    220,176    $     231,988      $    791,155    $     799,597
Net cost of gas sold                                             75,595           83,595           330,031          329,849
                                                           -------------   --------------     -------------   --------------
Operating margin                                                144,581          148,393           461,124          469,748
Operations and maintenance expenses                              57,693           55,376           221,258          209,172
Depreciation, amortization, and general taxes                    28,798           28,822           115,864          111,877
                                                           -------------   --------------     -------------   --------------
Operating income                                                 58,090           64,195           124,002          148,699
Net interest deductions                                          16,877           15,478            61,597           62,284
Preferred securities distribution                                 1,369            1,369             5,475            5,475
                                                           -------------   --------------     -------------   --------------
Pretax utility income                                            39,844           47,348            56,930           80,940
Utility income tax expense                                       14,024           20,722            20,398           33,464
                                                           -------------   --------------     -------------   --------------
Net utility income                                               25,820           26,626            36,532           47,476
Other income (expense), net (1)                                   2,268           (2,433)           (1,059)          (2,646)
                                                           -------------   --------------     -------------   --------------
Contribution to net income - gas operations                      28,088           24,193            35,473           44,830
Contribution to net income - construction services                  740              850             3,837            2,707
                                                           =============   ==============     =============   ==============
Net income                                                 $     28,828    $      25,043      $     39,310    $      47,537
                                                           =============   ==============     =============   ==============

Earnings per share - gas operations                        $       0.91    $        0.80      $       1.16    $        1.57
Earnings per share - construction services                         0.02             0.03              0.12             0.09
                                                           =============   ==============     =============   ==============
Basic earnings per share                                   $       0.93    $        0.83      $       1.28    $        1.66
                                                           =============   ==============     =============   ==============
Diluted earnings per share                                 $       0.93    $        0.82      $       1.27    $        1.65
                                                           =============   ==============     =============   ==============

Average outstanding common shares                                30,894           30,339            30,690           28,611
Average shares outstanding (assuming dilution)                   31,151           30,591            30,965           28,815




The summary statements of income have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP). However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

(1) Merger-related costs, net of tax, were $2,531,000 in 1999 and $666,000 in 1998.


                                           SOUTHWEST GAS CORPORATION
                                         SUMMARY STATEMENTS OF INCOME
                                   (In thousands, except per share amounts)
                                                  (Unaudited)


                                                                       YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------
                                                                1999             1998             1997
-----------------------------------------------------------------------------------------------------------
Gas operating revenues                                      $    791,155     $    799,597     $    614,665
Net cost of gas sold                                             330,031          329,849          209,338
-----------------------------------------------------------------------------------------------------------
Operating margin                                                 461,124          469,748          405,327
Operations and maintenance expenses                              221,258          209,172          201,159
Depreciation, amortization, and general taxes                    115,864          111,877          103,921
-----------------------------------------------------------------------------------------------------------
Operating income                                                 124,002          148,699          100,247
Net interest deductions                                           61,597           62,284           61,751
Preferred securities distribution                                  5,475            5,475            5,475
-----------------------------------------------------------------------------------------------------------
Pretax utility income                                             56,930           80,940           33,021
Utility income tax expense                                        20,398           33,464            8,922
-----------------------------------------------------------------------------------------------------------
Net utility income                                                36,532           47,476           24,099
Other income (expense), net*                                      (1,059)          (2,646)          (8,274)
-----------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                       35,473           44,830           15,825
Contribution to net income - construction services                 3,837            2,707              644
-----------------------------------------------------------------------------------------------------------
Net income                                                  $     39,310     $     47,537     $     16,469
===========================================================================================================

Earnings per share - gas operations                         $       1.16     $       1.57     $       0.59
Earnings per share - construction services                          0.12             0.09             0.02
-----------------------------------------------------------------------------------------------------------
Basic earnings per share                                    $       1.28     $       1.66     $       0.61
===========================================================================================================
Diluted earnings per share                                  $       1.27     $       1.65     $       0.61
===========================================================================================================

Average outstanding common shares                                 30,690           28,611           27,069
Average shares outstanding (assuming dilution)                    30,965           28,815           27,193

* Merger-related costs, net of tax, were $2,531,000 in 1999, $666,000 in 1998, and $0 in 1997.

                                   See Notes to Summary Financial Statements.


                                       SOUTHWEST GAS CORPORATION
                                         SUMMARY BALANCE SHEET
                                          AT DECEMBER 31, 1999
                                             (In thousands)
                                              (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                                 $   1,544,216
  Construction work in progress                                                     36,886
                                                                             --------------
    Net utility plant                                                            1,581,102
                                                                             --------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                                    30,083
  Other                                                                             44,918
                                                                             --------------
    Total other property and investments                                            75,001
                                                                             --------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                                12,265
  Receivables - less reserve of $1,730 for uncollectibles                           70,193
  Accrued utility revenue                                                           56,373
  Deferred purchased gas costs                                                       9,051
  Other                                                                             36,035
                                                                             --------------
    Total current and accrued assets                                               183,917
                                                                             --------------
DEFERRED DEBITS
  Unamortized debt expense                                                          19,438
  Other deferred debits                                                             24,354
                                                                             --------------
    Total deferred debits                                                           43,792
                                                                             --------------
    TOTAL ASSETS                                                             $   1,883,812
                                                                             ==============

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 30,985 shares outstanding                   $     471,877
    Retained earnings                                                               33,548
                                                                             --------------
      Total common stockholders' equity                                            505,425          35.8 %
  Preferred securities of Southwest Gas Capital I, 9.125%                           60,000           4.3
  Long-term debt - NOTE 2                                                          845,623          59.9
                                                                             --------------      -----------
      Total capitalization                                                       1,411,048         100.0 %
                                                                             --------------      ===========

CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                                     61,000
  Accounts payable                                                                  60,684
  Customer deposits                                                                 27,408
  Taxes accrued (including income taxes)                                            40,969
  Other                                                                             54,419
                                                                             --------------
      Total current and accrued liabilities                                        244,480
                                                                             --------------
DEFERRED CREDITS
  Deferred investment tax credits                                                   16,403
  Deferred income taxes                                                            159,700
  Other                                                                             52,181
                                                                             --------------
      Total deferred credits                                                       228,284
                                                                             --------------
      TOTAL CAPITALIZATION AND LIABILITIES                                   $   1,883,812
                                                                             ==============


                                See Notes to Summary Financial Statements.

                          SOUTHWEST GAS CORPORATION
                       SUMMARY STATEMENT OF CASH FLOWS
                         YEAR ENDED DECEMBER 31, 1999
                                (In thousands)
                                 (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                      $     39,310
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                     88,254
      Change in receivables and payables                                 3,769
      Change in gas cost related balancing items                        45,765
      Change in accrued taxes                                            7,268
      Change in deferred taxes                                         (20,537)
      Allowance for funds used during construction                      (2,270)
      Other                                                              1,194
                                                                  -------------

       Net cash provided by operating activities                       162,753
                                                                  -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                           (207,773)
  Other                                                                  4,759
                                                                  -------------

       Net cash used in investing activities                          (203,014)
                                                                  -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                     14,997
  Dividends paid                                                       (25,164)
  Change in notes payable                                                9,000
  Long-term debt issuances, net                                         40,341
                                                                  -------------

       Net cash provided by financing activities                        39,174
                                                                  -------------

Change in cash and temporary cash investments                           (1,087)
Cash at beginning of period                                             13,352
                                                                  -------------

Cash at end of period                                             $     12,265
                                                                  =============

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                         $     59,833
Income taxes, net of refunds                                      $     29,518

                  See Notes to Summary Financial Statements.


                                              SOUTHWEST GAS CORPORATION
                                        NOTES TO SUMMARY FINANCIAL STATEMENTS
                                                    (In thousands)
                                                     (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

      The summary financial statements have been prepared by Southwest Gas
      Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

      Revolving credit facility, variable rate                                                   $     200,000
      Debentures and notes:
         Debentures, 9.75% series F, due 2002                                                          100,000
         Debentures, 7.50% series, due 2006                                                             75,000
         Debentures, 8% series, due 2026                                                                75,000
         Medium-term notes, 7.59% series, due 2017                                                      25,000
         Medium-term notes, 7.78% series, due 2022                                                      25,000
         Medium-term notes, 7.92% series, due 2027                                                      25,000
         Medium-term notes, 6.89% series, due 2007                                                      17,500
         Medium-term notes, 6.76% series, due 2027                                                       7,500
         Medium-term notes, 6.27% series, due 2008                                                      25,000
      Industrial development revenue bonds:
         7.30% 1992 Series A, due 2027                                                                  30,000
         7.50% 1992 Series B, due 2032                                                                 100,000
         6.50% 1993 Series A, due 2033                                                                  75,000
         Variable-rate bonds, 1993 Series A, due 2028 - net of funds held in trust                      37,232
         6.10% 1999 Series A, due 2038                                                                  12,410
         Variable-rate bonds, 1999 Taxable Series B, due 2038                                           22,590
      Unamortized discount on long-term debt                                                            (6,609)
                                                                                                 --------------

      TOTAL LONG-TERM DEBT                                                                       $     845,623
                                                                                                 ==============

      ESTIMATED CURRENT MATURITIES                                                               $           -
                                                                                                 ==============

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

                                           SOUTHWEST GAS CORPORATION
                                           SELECTED STATISTICAL DATA
                                               DECEMBER 31, 1999


FINANCIAL STATISTICS
Market value to book value per share at year end                            141%
Twelve months to date return on equity  -- total company                    8.0%
                                        -- gas segment                      7.5%
Common stock dividend yield at year end                                     3.6%

GAS OPERATIONS SEGMENT
                                                                                                         Authorized
                                                                    Authorized        Authorized         Return on
                                                                    Rate Base           Rate of            Common
Rate Jurisdiction                                                 (In thousands)        Return             Equity
-------------------------------                                   ---------------    --------------    ---------------
Arizona (1)                                                       $      541,104              9.38  %           11.25 %
Southern Nevada (1)                                                      237,165              9.50              11.55
Northern Nevada (1)                                                       63,986              9.67              11.55
Southern California                                                       69,486              9.94              11.35
Northern California                                                       23,484             10.02              11.35
Paiute Pipeline Company (1)                                               72,054              9.69              11.60

  (1) Estimated amounts based on rate case settlements.


SYSTEM THROUGHPUT BY CUSTOMER CLASS
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------
                         (In dekatherms)                               1999              1998               1997
----------------------------------------------------------------------------------------------------------------------------
Residential                                                           55,450,748        58,694,167         50,554,880
Small commercial                                                      26,603,025        26,993,684         24,660,541
Large commercial                                                       6,256,564         7,932,567          7,654,182
Industrial / Other                                                    15,430,564        16,705,989          8,603,601
Transportation                                                       118,685,947       100,137,195        103,085,729
----------------------------------------------------------------------------------------------------------------------------
Total system throughput                                              222,426,848       210,463,602        194,558,933
============================================================================================================================

                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------
HEATING DEGREE DAY COMPARISON                                          1999              1998               1997
----------------------------------------------------------------------------------------------------------------------------
Actual                                                                1,928              2,309             1,960
Ten-year average                                                      2,031              2,032             2,007
============================================================================================================================

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